Exhibit 99.1

For more information, contact:

Robyn B. Mabe, Chief Financial Officer

(540) 345-3195

WESTERN SIZZLIN REPORTS FIRST QUARTER RESULTS

ROANOKE, Va. (May 15, 2007)—Western Sizzlin Corporation (OTC Bulletin Board: WSZL) today reported financial results for the first quarter which ended March 31, 2007 and filed Form 10-Q with the SEC on May 15, 2007.  For the first quarter ended March 31, 2007, net income was $149,957 or $0.08 per basic and diluted earnings per share compared with net income of $6,298 or $0.01 per basic and diluted earnings per share for the first quarter of 2006.  Unrealized gains or losses in marketable securities do not impact net income but are important in determining intrinsic business value.  Thus, we urge shareholders not to rely exclusively on the net income figure because it can be affected by non-economic factors, such as non-cash expense of amortization.

Western Sizzlin’s objective is to maximize its intrinsic business value per share over the long term.  In meeting this objective, the Company will engage in a number of diverse business activities to achieve above-average returns on capital in pursuit of maximizing the eventual net worth of its shareholders.  Western Sizzlin Corporation, through wholly-owned subsidiaries, operates and franchises a total of 126 units in 19 states as of May 15, 2007.  The Company will continue to franchise restaurants and maximize cash flows.

Inquiries should be directed to Robyn B. Mabe, Vice President and Chief Financial Officer, at 1338 Plantation Road, N.E., Roanoke, VA  24012.

Comments included in this news release may include “forward-looking statements” within the meaning of the federal securities laws.  These statements as to anticipated future results are based on current expectations and are subject to a number of risks and uncertainties that could cause actual results to differ markedly from those projected or discussed here.  Western Sizzlin Corporation cautions readers not to place undue reliance upon any such forward-looking statements as actual results may differ materially from expectations. Further information on the types of factors that could affect the Company can be found in the Company’s filings with the SEC.

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WESTERN SIZZLIN CORPORATION

Consolidated Balance Sheets

March 31, 2007 and December 31, 2006

	March 31,	December 31,
	2007	2006
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$2,279,320	$2,344,644
Trade accounts receivable, net of allowance for doubtful accounts of $500,758 in 2007 and $470,758 in 2006	915,986	866,565
Current installments of notes receivable, less allowance for impaired notes of $18,365 in 2007 and $17,409 in 2006	234,672	205,624
Other receivables	256,355	239,531
Income taxes receivable	194,472	248,559
Inventories	76,317	55,207
Prepaid expenses	256,772	253,556
Deferred income taxes	312,751	296,671
Total current assets	4,526,645	4,510,357

Notes receivable, less allowance for impaired notes receivable of $163,440 and $164,396 in 2006, excluding current installments	737,087	800,841
Property and equipment, net	2,164,416	2,270,300
Investments in marketable securities (Note 3)	8,285,486	6,508,645
Cash held by broker	107,935	—
Franchise royalty contracts, net of accumulated amortization of $8,351,414 in 2007 and $8,193,840 in 2006	1,103,017	1,260,592
Goodwill	4,310,200	4,310,200
Financing costs, net of accumulated amortization of $189,711 in 2007 and $188,670 in 2006	10,499	11,540
Investment in unconsolidated joint venture	161,181	147,479
	$21,406,466	$19,819,954
Liabilities and Stockholders’ Equity
Current liabilities:
Current installments of long-term debt	$123,826	$163,089
Accounts payable	576,364	555,110
Accrued expenses and other	526,658	554,443
Income taxes payable	71,740	—
Total current liabilities	1,298,588	1,272,642

Long-term debt, excluding current installments	685,035	685,036
Other long-term liabilities	74,925	69,370
Deferred income taxes	1,011,672	394,885
	3,070,220	2,421,933

Commitments and contingencies (Note 8)
Stockholders’ equity:
Common stock, $.01 par value. Authorized 2,000,000 shares; 1,789,750 issued and outstanding shares in 2007 and 1,787,750 in 2006 (Note 2)	17,898	17,878
Additional paid-in capital	12,813,581	12,790,681
Retained earnings	3,371,775	3,340,193
Accumulated other comprehensive income — unrealized holding gains, net of taxes	2,132,992	1,249,269
Total stockholders’ equity	18,336,246	17,398,021
	$21,406,466	$19,819,954

WESTERN SIZZLIN CORPORATION

Consolidated Statements of Income

Three Months Ended March 31, 2007 and 2006

(Unaudited)

	Three Months
	Ended March 31
	2007	2006
Revenues:
Company-operated restaurants	$3,048,300	$2,997,673
Franchise operations	1,081,390	1,147,977

Total revenues	4,129,690	4,145,650

Costs and expenses:
Company-operated restaurants —food, beverage and labor costs	2,245,986	2,283,199
Restaurant occupancy and other	602,966	585,914
Subleased properties	34,103	(40,562)
Franchise operations — direct support	228,948	304,289
Corporate expenses	513,675	625,327
Depreciation and amortization	265,934	260,041

Total costs and expenses	3,891,612	4,018,208

Income from operations	238,078	127,442

Other income (expense):
Interest expense	(20,324)	(46,092)
Loss on early extinguishment of long term debt	—	(92,535)
Interest income	16,578	20,566
Equity in joint venture	13,702	(4,034)
Other	3,697	7,790

	13,653	(114,305)
Income before income tax expense	251,731	13,137

Income tax expense:
Current	9,927	—
Deferred	91,847	6,839
Total income tax expense	101,774	6,839
Net income	$149,957	$6,298

Earnings per share (Note 4):
Basic	$.08	$.01
Diluted	$.08	$.01

WESTERN SIZZLIN CORPORATION

Consolidated Statement of Changes in Stockholders’ Equity

Three Months Ended March 31, 2007

(Unaudited)

					Accumulated
			Additional		Other
	Common Stock		Paid-in	Retained	Comprehensive
	Shares	Dollars	Capital	Earnings	Income	Total
Balances, December 31, 2006	1,787,750	$17,878	$12,790,681	$3,340,193	$1,249,269	$17,398,021
Net income	—	—	—	149,957	—	149,957
Change in unrealized holding gains, net of taxes	—	—	—	—	883,723	883,723
Comprehensive income	—	—	—	—	—	1,033,680
Share based compensation	—	—	5,920	—	—	5,920
Cumulative effect of adopting FIN 48	—	—	—	(118,375)	—	(118,375)
Stock options exercised	2,000	20	16,980	—	—	17,000
Balances, March 31, 2007	1,789,750	$17,898	$12,813,581	$3,371,775	$2,132,992	$18,336,246

WESTERN SIZZLIN CORPORATION

Consolidated Statements of Cash Flows

Three Months Ended March 31, 2007 and 2006

(Unaudited)

	Three Months Ended
	March 31,
	2007	2006
Cash flows from operating activities:
Net income	$149,957	$6,298
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization of property and equipment	107,317	102,467
Amortization of franchise royalty contracts	157,574	157,574
Amortization of financing costs	1,041	4,977
Write off of financing costs related to early extinguishment of long term debt	—	29,699
Provision for doubtful accounts	30,000	30,000
Share-based compensation	5,920	5,100
Equity in (income) loss of unconsolidated joint venture	(13,702)	4,034
Provision for deferred income taxes	91,847	6,838
(Increase) decrease in:
Trade accounts receivable	(79,421)	(7,850)
Notes receivable	34,706	40,924
Other receivables	(42,224)	87,704
Income taxes receivable	—	(6,310)
Insurance receivable — business interruption	—	244,961
Inventories	(21,110)	(12,167)
Prepaid expenses	(3,216)	(30,911)
Other assets	—	(17,812)
Cash held by broker	(107,935)	—
Increase (decrease) in:
Accounts payable	21,255	67,327
Accrued expenses	(27,785)	(245,375)
Income taxes payable	7,437	—
Other long-term liabilities	5,555	7,543
Net cash provided by operating activities	317,216	475,021

Cash flows from investing activities:
Change in short-term investments	—	260,069
Payments on advances to joint venture	25,400	—
Additions to property and equipment	(1,433)	(295,177)
Purchases of marketable securities	(384,244)	—
Proceeds from fire casualties	—	784,993
Net cash (used in) provided by investing activities	(360,277)	749,885

Cash flows from financing activities:
Cash received from exercise of stock options	17,000	—
Payments on long-term debt	(39,264)	(1,227,469)

Net cash used in financing activities	(22,264)	(1,227,469)

Net decrease in cash and cash equivalents	(65,325)	(2,563)

Cash and cash equivalents at beginning of period	2,344,644	1,664,848

Cash and cash equivalents at end of period	$2,279,320	$1,662,285

Supplemental disclosure of cash flow information:
Cash payments for interest	$20,651	$114,233
Income taxes paid	$2,485	$16,341
Adoption of FIN 48 (non-cash)	$118,375	$—